

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2023

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION


2.23%
31.04%
66.73%
Domestic
International
Net Cash [1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	28.46%
Consumer Discretionary	16.04%
Consumer Staples	15.36%
Communication Services	13.51%
Healthcare	11.60%
Financials	8.48%
Industrials	3.64%
Materials	0.68%
Utilities	0.00%
Energy	0.00%
Net Cash[1]	2.23%

TOP 10 HOLDINGS

Mastercard Inc. Class A	11.36%
Apple, Inc.	11.20%
LVMH Moët Hennessey Louis Vuitton ADR	8.72%
Novo Nordisk A/S	7.48%
Alphabet, Inc. Class A	6.45%
Alphabet, Inc. Class C	5.59%
The Hershey Company	4.33%
The TJX Companies, Inc.	3.92%
The Estée Lauder Companies, Inc.	3.78%
Nike, Inc. Class B	3.40%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	37
2022 Portfolio Turnover	6.42%
Net Assets (millions)	$25.97
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]


Mundoval Fund
MSCI World Index
4.35%
6.83%
17.90%
18.51%
11.90%
12.18%
10.13%
9.07%
12.02%
10.61%
8.95%
9.50%
7.64%
7.77%
Non-annualized 2Q23
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2005
2010
2015
2020
$40,002

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $40,002.16 on 6/30/23. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

2Q23 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 4.35% in the second quarter versus 6.83% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.64% versus 7.77% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Information Technology sector (Microsoft Corp. and Apple, Inc.). Negative factors that impacted investment performance included the Consumer Staples sector (The Estee Lauder Companies, Inc.) and Communication Services sector (The Walt Disney Company).

During the quarter, the Fund sold shares of Meta Platforms Inc. and Alibaba Group Holding Ltd. to provide liquidity to purchase additional shares of existing holdings in the Fund. The geographic diversification of the Fund as of June 30, 2023, was 66.73% Domestic stocks, 31.04% International stocks and 2.23% cash equivalents. The Fund owned shares of common stock in 36 companies.

Manager Commentary:

Despite a banking crisis, the threat of a U.S. government default and more interest rate increases by the Federal Reserve, investor fears of a recession associated with those events did not materialize as the gross domestic product and labor market indicators exceeded estimates during the second quarter. The Standard & Poor's 500 stock market index, led by the Information Technology sector, increased by 8.61% while the NASDAQ Composite index rose by 12.81% during the second quarter. Developed International stock markets, as measured by the MSCI EAFE Index, rose 2.95% and the MSCI Emerging Markets Index increased by 0.90% during the second quarter. The yield on the 10-year US Treasury note finished the quarter at 3.818%, up from 3.49% on March 31, 2023.

The share price of Apple Inc. common stock increased by 17.8% during the second quarter, making it the first U.S. company with a $3 trillion market valuation. As of June 30, 2023, the company's weighting in the S&P 500 Index now represents 7.6%, the largest of any one stock in the history of the benchmark index, according to S&P Dow Jones Indices. Nike, Inc. reported a 5% increase in revenue from the prior year and announced plans to increase prices by low, single-digit percentages to help offset rising costs for labor and logistics. Airbus SE, the world's largest commercial jet manufacturer in deliveries and total backlog, reported very strong demand for their A320 model after it sold 500 of the aircraft, the largest commercial jet deal in aviation history, to an Indian airline for an estimated value of $50 billion before customary discounts. LVMH Moët Hennessy Louis Vuitton reported that sales in China at fashion brands such as Louis Vuitton, Christian Dior and Celine increased by more than 30%, compared with a year earlier, while demand remained strong for its clothing, handbags and jewelry in Europe and Japan.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of June 30, 2023

	2Q 2023 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	4.35%	17.90%	11.90%	10.13%	12.02%	8.95%	7.64%
MSCI World Index	6.83%	18.51%	12.18%	9.07%	10.61%	9.50%	7.77%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com